UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 12, 2006

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660

(Commission File Number)	(IRS Employer Identification No.)
Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices)                                            (Zip Code)
+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 12, 2006, Willbros Mt. West, Inc. (“Willbros”), a wholly owned subsidiary of Willbros Group, Inc. (the “Registrant”), entered into a Purchase Agreement and Release (the “Purchase Agreement”) with Williams Field Services Company (“Williams”), a wholly owned subsidiary of The Williams Companies, Inc. (“TWC”), pursuant to which Willbros sold to Williams, effective at 12:01 a.m. Central Standard Time on January 1, 2006, all of its membership interests in Opal TXP-4 Company, LLC, a wholly owned subsidiary of Willbros (the “LLC”). The LLC owns a gas processing plant known as the TXP-4 plant (the “TXP-4 Plant”) at Opal in Lincoln County, Wyoming, in addition to certain facilities, equipment and supplies related to the TXP-4 Plant. Concurrently with the sale of the membership interests, Willbros and Williams agreed to resolve certain issues and disputes in connection with the operation of the TXP-4 Plant. Willbros received cash payments of $27,944,500 for conveyance of the LLC, $4,044,000 for and in reimbursement of expenditures made by Willbros at the TXP-4 Plant and the related Jonah dehydration facility (the “Jonah Dehy”), and $422,968 in funds which had been held by Williams as retainage under a separate agreement relating to the Jonah Dehy.
     In addition to the cash payments described above, Williams agreed to pay to Willbros a portion of any recovery that Williams may obtain in the future from third parties which is based on damages, loss or injury related to the TXP-4 plant or the Jonah Dehy, up to $3,400,000 in total additional payments to Willbros.
     Historically, the Registrant and TWC have a commercial relationship pursuant to which Willbros and other subsidiaries of the Registrant have provided construction and engineering services to Williams and its affiliates for various projects. With respect to the TXP-4 Plant, on or about February 24, 2003, Willbros and Williams entered into a facility supply and installation agreement pursuant to which Willbros agreed to build the TXP-4 Plant on land owned by Williams; a plant operating agreement pursuant to which Williams agreed to operate the TXP-4 Plant for Willbros; and a gas processing agreement pursuant to which Willbros agreed to process at the TXP-4 Plant natural gas supplied by Williams. On or about June 6, 2003, the parties entered into an engineering, procurement and construction agreement pursuant to which Willbros agreed to construct the Jonah Dehy for Williams. Pursuant to the Purchase Agreement, which was negotiated at arms’ length between the parties, Willbros and Williams resolved all issues and disputes relating to or arising from these agreements.
     The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary description of the Purchase Agreement and the transactions contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The discussion of the Purchase Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01. Other Events
     On January 17, 2006, the Registrant issued a press release announcing the awards of multiple projects with contract value in excess of $175 million to its business units in Canada, the United States, the Middle East and West Africa. Additionally, the press release announced the sale of the TXP-4 Plant, which transaction is reported in Items 1.01 and 2.01 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (b) Pro forma financial information.
     WILLBROS GROUP, INC. AND SUBSIDIARIES:
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (Unaudited)
Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2005 (Unaudited)
Pro Forma Consolidated Balance Sheet as of June 30, 2005 (Unaudited)
Notes to Pro Forma Consolidated Financial Statements (Unaudited)
     (d) Exhibits.
     The following exhibits are filed herewith:
2.1	Purchase Agreement and Release dated January 12, 2006, by and between Willbros Mt. West, Inc. and Williams Field Services Company

99.1	Press release of the Registrant dated January 17, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: January 19, 2006	By:	/s/ Warren L. Williams

Warren L. Williams Senior Vice President, Chief Financial Officer and Treasurer

WILLBROS GROUP, INC.
Pro Forma Consolidated Financial Information
     On January 12, 2006, Willbros Mt. West, Inc. (“Willbros”), a wholly owned subsidiary of Willbros Group, Inc. (the “Registrant”), entered into a Purchase Agreement and Release (the “Purchase Agreement”) with Williams Field Services Company (“Williams”), a wholly owned subsidiary of The Williams Companies, Inc., pursuant to which Willbros sold to Williams, effective at 12:01 a.m. Central Standard Time on January 1, 2006, all of its membership interests in Opal TXP-4 Company, LLC, a wholly owned subsidiary of Willbros (the “LLC”). The LLC owns a gas processing plant known as the TXP-4 plant (the “TXP-4 Plant”) at Opal in Lincoln County, Wyoming, in addition to certain facilities, equipment and supplies related to the TXP-4 Plant. Concurrently with the sale of the membership interests, Willbros and Williams agreed to resolve certain issues and disputes in connection with the operation of the TXP-4 Plant. Willbros received cash payments of $27,944,500 for conveyance of the LLC, $4,044,000 for and in reimbursement of expenditures made by Willbros at the TXP-4 Plant and the related Jonah dehydration facility (the “Jonah Dehy”), and $422,968 in funds which had been held by Williams as retainage under a separate agreement relating to the Jonah Dehy.
     In addition to the cash payments described above, Williams agreed to pay to Willbros a portion of any recovery that Williams may obtain in the future from third parties which is based on damages, loss or injury related to the TXP-4 plant or the Jonah Dehy, up to $3,400,000 in total additional payments to Willbros.
     Our historical consolidated results of operations for the year ended December 31, 2004, are derived from our 2004 audited consolidated financial statements. Our historical consolidated financial position and results of operations as of and for the six months ended June 30, 2005, are derived from our unaudited consolidated financial statements.
     The pro forma consolidated statements of operations for the year ended December 31, 2004, and the six months ended June 30, 2005, have been prepared assuming we consummated the disposition of the LLC and the TXP-4 Plant at the beginning of the fiscal period presented with proceeds used to reduce any outstanding borrowings under our revolving credit facility and for general corporate purposes. The pro forma consolidated balance sheet at June 30, 2005, has been prepared assuming we consummated the disposition of the LLC and the TXP-4 Plant on June 30, 2005, with the proceeds shown as cash to be used for working capital and capital expenditure requirements.
     The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable. The pro forma consolidated financial statements do not purport to represent what our financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated or to project our financial position or results of operations for any future date or period.

WILLBROS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Adjustments		Pro Forma
Contract revenue	$483,318	$(21,216	) (a)	$462,102
Operating expense:
Contract (including related party costs of $7,694)	417,671	(15,752	) (a)	401,919
Depreciation and amortization	16,747	(701	) (a)	16,046
General and administrative	46,614	—		46,614
Other operating costs (including related party costs of $1,722)	3,571	—		3,571

	484,603	(16,453)		468,150

Operating income (loss)	(1,285)	(4,763)		(6,048)
Other income (expense):
Interest income	879	—		879
Interest expense	(3,413)	—		(3,413)
Foreign exchange gain (loss)	248	—		248
Other — net	(7,180)	—		(7,180)

	(9,466)	—		(9,466)

Income (loss) before income taxes	(10,751)	(4,763)		(15,514)
Provision (benefit) for income taxes	10,064	(1,619	) (b)	8,445

Net income (loss)	$(20,815)	$(3,144)		$(23,959)

Income (loss) per common share:
Basic	$(0.99)	$(.16)		$(1.15)

Diluted	$(0.99)	$(.16)		$(1.15)

Weighted average number of common shares outstanding:
Basic	20,922,002	—		20,922,002

Diluted	20,922,002	—		20,922,002

See notes to pro forma consolidated financial statements.

WILLBROS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Adjustments		Pro Forma
Contract revenue	$295,798	$(12,900	) (a)	$282,898
Operating expenses:
Contract	259,360	(9,774	) (a)	249,586
Depreciation and amortization	10,257	(510	) (a)	9,747
General and administrative	35,842	—		35,842
Other operating costs	1,084	—		1,084

	306,543	(10,284)		296,259

Operating income (loss)	(10,745)	(2,616)		(13,361)
Other income (expense):
Interest — net	(1,065)	—		(1,065)
Other — net	239	—		239

	(826)	—		(826)

Income (loss) before income taxes	(11,571)	(2,616)		(14,187)
Provision for income taxes	8,246	(889	) (b)	7,357

Net loss	$(19,817)	$(1,727)		$(21,544)

Loss per common share:
Basic	$(.93)	$(.08)		$(1.01)

Diluted	$(.93)	$(.08)		$(1.01)

Weighted average number of common shares outstanding:
Basic	21,251,997	—		21,251,997

Diluted	21,251,997	—		21,251,997

See notes to pro forma consolidated financial statements.

WILLBROS GROUP, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2005
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$54,452	$27,418	(a)	$81,870
Accounts receivable, net	142,035	—		142,035
Contract cost and recognized income not yet billed	49,629	—		49,629
Prepaid expenses	23,370	—		23,370
Parts inventory, net	5,619	—		5,619

Total current assets	275,105	27,418		302,523
Deferred tax assets	5,957	(764	) (b)	5,193
Property, plant and equipment, net	128,344	(22,154	) (c)	106,190
Investments in joint ventures	3,626	—		3,626
Goodwill	6,427	—		6,427
Other assets	9,942	—		9,942

Total assets	$429,401	$4,500		$433,901

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and current portion of long-term debt	$231	$—		$231
Accounts payable and accrued liabilities	154,986	3,141	(d)	158,127
Contract billings in excess of cost and recognized income	26,424	—		26,424
Accrued income taxes	9,337	—		9,337
Capital lease payable	5,732	—		5,732

Total current liabilities	196,710	3,141		199,851
2.75% Convertible senior notes	70,000	—		70,000
Long-term debt	496	—		496
Other liabilities	1,099	(859	) (e)	240

Total liabilities	268,305	2,282		270,587

Stockholders’ equity:
Class A preferred stock, par value $.01 per share, 1,000,000 shares authorized, none issued	—	—		—
Common stock, par value $.05 per share, 35,000,000 shares authorized; 21,635,725 shares issued at June 30, 2005 (21,425,980 at December 31, 2004)	1,082	—		1,082
Capital in excess of par value	160,931	—		160,931
Retained earnings	3,797	2,218	(f)	6,015
Treasury stock at cost, 93,613 shares (63,196 at December 31, 2004)	(1,057)	—		(1,057)
Deferred compensation	(4,515)	—		(4,515)
Notes receivable for stock purchases	(223)	—		(223)
Accumulated other comprehensive income	1,081	—		1,081

Total stockholders’ equity	161,096	2,218		163,314

Total liabilities and stockholders’ equity	$429,401	$4,500		$433,901

See notes to pro forma consolidated financial statements.

WILLBROS GROUP, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
1. BASIS OF PRESENTATION
     The pro forma consolidated statements of operations for the year ended December 31, 2004, and the six months ended June 30, 2005, have been prepared assuming that Willbros Group, Inc. and subsidiaries (collectively, the “Company”) consummated the disposition of the LLC and the TXP-4 Plant at the beginning of the fiscal period presented with proceeds used to reduce any outstanding borrowing under our revolving credit facility and for general corporate purposes. The pro forma consolidated balance sheet at June 30, 2005, has been prepared assuming the Company consummated the disposition of the LLC and the TXP-4 Plant on June 30, 2005, with the proceeds shown as cash to be used for working capital and capital expenditure requirements.
     The historical consolidated results of operations for the year ended December 31, 2004, are derived from the Company’s 2004 audited consolidated financial statements. The historical consolidated financial position and results of operations as of and for the six months ended June 30, 2005, are derived from the unaudited consolidated financial statements of the Company.
     The pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable. The pro forma consolidated financial statements do not purport to represent what the Company’s financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated or to project the Company’s financial position or results of operations for any future date or period. These pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company’s 2004 audited consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 22, 2005.
2. DISPOSITION OF OPAL GAS PLANT
     On January 12, 2006, Willbros Mt. West, Inc. (“Willbros”), a wholly owned subsidiary of Willbros Group, Inc. (the “Registrant”), entered into a Purchase Agreement and Release (the “Purchase Agreement”) with Williams Field Services Company (“Williams”), a wholly owned subsidiary of The Williams Companies, Inc., pursuant to which Willbros sold to Williams, effective at 12:01 a.m. Central Standard Time on January 1, 2006, all of its membership interests in Opal TXP-4 Company, LLC, a wholly owned subsidiary of Willbros (the “LLC”). The LLC owns a gas processing plant known as the TXP-4 plant (the “TXP-4 Plant”) at Opal in Lincoln County, Wyoming, in addition to certain facilities, equipment and supplies related to the TXP-4 Plant. Concurrently with the sale of the membership interests, Willbros and Williams agreed to resolve certain issues and disputes in connection with the operation of the TXP-4 Plant. Willbros received cash payments of $27,944,500 for conveyance of the LLC, $4,044,000 for and in reimbursement of expenditures made by Willbros at the TXP-4 Plant and the related Jonah dehydration facility (the “Jonah Dehy”), and $422,968 in funds which had been held by Williams as retainage under a separate agreement relating to the Jonah Dehy.
     In addition to the cash payments described above, Williams agreed to pay to Willbros a portion of any recovery that Williams may obtain in the future from third parties which is based on damages, loss or injury related to the TXP-4 plant or the Jonah Dehy, up to $3,400,000 in total additional payments to Willbros.

WILLBROS GROUP, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)
3. PRO FORMA ADJUSTMENTS – STATEMENTS OF OPERATIONS
     The following describe the adjustments made to reflect the foregoing transaction as of the dates indicated above:
(a) The pro forma revenues and expenses have been adjusted to reflect the deletion of the TXP-4 Plant operations from the revenues and expenses as previously reported for the year ended December 31, 2004, and for the six months ended June 30, 2005.
(b) The pro forma income tax expense has been adjusted to delete the historical income tax expense related to TXP-4 Plant operations. This adjustment was a reduction in the tax provision of $1,619 for the year ended December 31, 2004, and a reduction in the tax provision of $889 for the six months ended June 30, 2005.
4. PRO FORMA ADJUSTMENTS – BALANCE SHEET
(a) The pro forma cash balance has been increased by $27,418 for the estimated net proceeds received by the Company for the sale of the TXP-4 Plant. This amount consists of the following (in thousands):

Selling price	$27,944
Less estimated cash transaction costs	(526)

Net proceeds	$27,418

(b) The pro forma balance for deferred tax assets was reduced to recognize a reduction in the account due to the tax effects of the sale.
(c) The pro forma balance for property, plant and equipment, net, has been reduced to reflect the removal of the TXP-4 Plant and its related accumulated depreciation from the accounts.
(d) The pro forma balance for accounts payable and accrued liabilities was increased to reflect a liability for the buy-out of the operating lease of a Solar gas turbine set included in the sale of the TXP-4 Plant.
(e) The pro forma balance for other liabilities has been reduced to reflect the write-off of the asset retirement obligation associated with the TXP-4 Plant.
(f) The pro forma retained earnings balance has been increased to reflect the Company’s estimated net gain and other income and expenses related to the sale of the TXP-4 Plant. The adjustment consists of the following (in thousands):

Net proceeds	$27,418
Reduction of property, plant and equipment	(22,154)
Cost of gas turbine set included in sale	(3,141)
Reduction of deferred tax assets	(764)
Deletion of asset retirement obligation	859

$2,218

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase Agreement and Release dated January 12, 2006, by and between Willbros Mt. West, Inc. and Williams Field Services Company

99.1	Press release of the Registrant dated January 17, 2006